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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 21, 1999



                              Cardinal Health, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Ohio                        0-12591                    31-0958666
(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)               File Number)              Identification No.)



          5555 Glendon Court
             Dublin, Ohio                                               43016
 (Address of Principal Executive Offices)                             (Zip Code)



                                 (614) 717-5000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

               On January 21, 1999, Cardinal Health, Inc., an Ohio corporation ("Cardinal"), and Allegiance Corporation, a Delaware corporation ("Allegiance"), issued a joint press release announcing the approval by the Cardinal shareholders and the Allegiance stockholders of the Agreement and Plan of Merger, dated as of October 8, 1998, by and among Cardinal, Boxes Merger Corp., a Delaware corporation and a wholly owned subsidiary of Cardinal ("Merger Sub"), and Allegiance, pursuant to which, among other matters, Merger Sub will be merged with and into Allegiance and Allegiance will become a wholly owned subsidiary of Cardinal.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1 Joint Press Release of Cardinal and Allegiance dated January 21, 1999.















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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CARDINAL HEALTH, INC.
Dated: January 21, 1999                      By: /s/ Steven Alan Bennett
                                             Steven Alan Bennett
                                             Executive Vice President,
                                                General Counsel and Secretary



















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


                                  EXHIBIT INDEX

Exhibit No.   Title
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99.1          Joint Press Release of Cardinal and Allegiance dated January 21,
              1999




























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